SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2005
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                          GENERAL STEEL HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)
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       STATE OF NEVADA                  333-105903                412079252
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                     100037
                                   (Zip Code)

                      10th Floor, No. 3 Nan Li Shi Road A,
                       Haitong Building, Xicheng District,
                              Beijing) P. R. China
                         (Address of Principal Executive
                                    Offices)


              (Registrant's telephone number, including area code)
                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

On December 21, 2005, the board of directors of the Company elected TIAN Lian Hui as an Independent Director. He will be joining the Company's audit committee and compensation committee together with the other two independent directors.

Mr. Tian has been the Chairman of COCIM since 1995. COCIM is a software company which designs and implements Office Automation Software, such as ERP system for businesses. He has been the head of Research Institute of Ministry of Electronic Industry. He led on several national projects including the design of computer information system for Baoshan Steel.

Mr. Tian is 64 years old.[put in the age]. He graduated from Northeast University with a master degree in Automation Control.

Item 9.01 Financial Statements and Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2005                          GENERAL STEEL HOLDINGS, INC.
                                                 (Registrant)


                                                 By: /s/ John Chen
                                                    ----------------------------
                                                    John Chen
                                                    Chief Financial Officer